SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
               ACT OF 1934 Date of Report (Date of earliest event
                          reported): September 27, 2004

                              Scantek Medical, Inc.
        .................................................................
             (Exact name of registrant as specified in its charter)


          Delaware                       000-27592            84-1090126
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission         (IRS Employer
    of incorporation)                   File Number)       Identification No.)


                  4B WING DRIVE, CEDAR KNOLLS, NEW JERSEY 07927
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (973) 401-0434



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.01.  Changes in Registrant's Certifying Accountant.
---------------------------------------------------------

      On September 27, 2004, Scantek Medical, Inc. (the "Registrant"), pursuant to the approval of the Board of Directors of the Registrant, engaged Marcum & Kliegman LLP as its certifying accountants. The Registrant dismissed Grassi & Co., CPAs, P.C. ("Grassi"), whose engagement it had originally announced on October 9, 2002 pursuant to a Form 8-K filed by the Registrant.

      The Registrant did not have any disagreements with Grassi on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure for the Registrant's fiscal years ended June 30, 2002, June 30, 2003, June 30, 2004 and the interim period through September 27, 2004. Except for the 10QSB for the quarter ended September 30, 2002 which was reviewed by Grassi, Grassi did not audit or review the Registrant's financial statements during Registrant's fiscal years ended June 30, 2003, June 30, 2004 and the interim period through September 27, 2004, as Registrant did not file audited or reviewed financial statements. Grassi's report in the Company's financial statement for the fiscal year ended June 30, 2002 did not contained an adverse opinion or a disclaimer of opinion, and no such report was qualified or modified as to audit scope or accounting principles, except that such report did contain an uncertainty paragraph in which Grassi expressed substantial doubt about the Registrant's ability to continue as a going concern.

      None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years ended June 30, 2003 and June 30, 2004 and the subsequent interim periods to the date hereof.

      The Registrant delivered a copy of this Report on Form 8-K to Grassi on October 18, 2004 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not it agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which it does not agree. A copy of the response letter of Grassi is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit 16.1 -Letter from Grassi & Co., CPAs, P.C. dated October 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Scantek Medical, Inc.
                                        a Delaware corporation



Date: October 22, 2004                  By: /s/ Zsigmond Sagi
                                            -------------------------------
                                            Dr. Zsigmond Sagi, President


                                       3